Citigroup Alternative
                            Investments Multi-Adviser
                            Hedge Fund Portfolios LLC
                             MULTI-STRATEGY SERIES M
                              Financial Statements

                                 March 31, 2003

                                   (Unaudited)
                                   -----------











                                                                            Page

Statement of Assets and Liabilities..........................                  1
Statement of Operations......................................                  2
Statement of Changes in Net Assets...........................                  3
Statement of Realized Gains and Losses.......................                  4

    Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC
                             MULTI-STRATEGY SERIES M
                       Statement of Assets and Liabilities

                                 March 31, 2003

                                   (Unaudited)
                                   -----------



ASSETS
    Investments in funds, at fair value                             $24,861,675
    Cash                                                              2,994,995
    Interest accured                                                      1,361
    Prepaid expenses and other assets                                   228,344
                                                                   ------------
                     Total Assets                                    28,086,375
                                                                   ------------

LIABILITIES
   Management fee payable                                                46,498
   Offering fees                                                         44,522
   Organization payable                                                   4,265
   Accrued expenses payable                                             139,060
                                                                   ------------
                    Total Liabilities                                   234,345
                                                                   ------------
                          Net Assets                                $27,852,030
                                                                   ============

Members' Capital-Net Assets

Represented by:
Members' capital at beginning of period                             $25,766,059
Capital contributions                                                 2,238,900
Capital withdrawals                                                           0
Net realized gain/loss                                                        0
Accumulated net investment income (loss)                               (148,950)
Accumulated net unrealized appreciation (depreciation)                   (3,979)
                                                                   -------------
   Members' Capital-Net Assets                                      $27,852,030
                                                                   =============

    Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC
                             MULTI-STRATEGY SERIES M
                             Statement of Operations

                                 March 31, 2003

                                   (Unaudited)
                                   -----------


                                                   March            Year to Date
                                               ------------       --------------
Investment Income
    Dividends                                           $0                   $0
    Interest                                         1,361                2,849
                                               ------------       --------------
      Total Investment Income                        1,361                2,849
                                               ------------       --------------

Expenses
    Operating expenses
       Management fees                              46,498              130,195
       Blue sky fees                                 1,072                3,345
       Custodian's fees                              1,184                2,857
       Directors' fees                               1,287                4,014
       Insurance fees                                1,072                3,345
       Audit fees                                   32,327               37,500
       Out-of-pocket fees                               53                  167
       Organizational expenses                      10,099               29,321
       Marketing  fees                               5,363               34,386
       Offering fees                                14,707               40,712
       Tax expenses                                 20,959               25,000
       Legal fees                                    3,038                9,478
       Prepaid fees                                    935                2,713
       Printing fees                                   108                  335
       Admin. expenses                               7,123               19,276
       Misc. expenses                                4,486                6,000
                                               ------------       --------------
        Total operating expenses                   150,311              348,644
                                               ------------       --------------

        Net Investment income (loss)              (148,950)            (345,795)
                                               ------------       --------------

Realized and unrealized gain (loss)
  on investments
   Net change in unrealized appreciation
     (depreciation) on investments                  (3,979)             150,675
   Net realized gain (loss) on investments               0               (1,900)
                                               ------------       --------------
Net realized and unrealized gain
  (loss) on investments                             (3,979)             148,775
                                               ------------       --------------
    Increase (decrease) in Members'
    capital derived from investment
    activities                                   ($152,929)           ($197,020)
                                               ============       ==============

    Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC
                             MULTI-STRATEGY SERIES M
                       Statement of Changes in Net Assets

                                 March 31, 2003

                                   (Unaudited)
                                   -----------


                                                      March        Year to Date
                                                      -----        ------------
From investment activities
    Net investment income (loss)                     ($148,950)     ($345,795)
    Net change in unrealized appreciation
      (depreciation) on investments                     (3,979)       150,675
    Net realized gain (loss) on investments                  0         (1,900)
                                                   ------------   -------------

    Increase (decrease) in Members' capital
      derived from investment activities              (152,929)      (197,020)
                                                   ------------   -------------

Members' capital transactions
  Capital contributions                              2,238,900     28,049,050
  Capital withdrawals                                        0              0

                                                   ------------   -------------
     Increase (decrease) in Members' capital
      derived from transactions                      2,238,900     28,049,050

Members' capital at beginning of period             25,766,059              0
                                                   ------------   -------------
Members' capital at end of period                  $27,852,030    $27,852,030
                                                   ============   =============

    Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC
                             MULTI-STRATEGY SERIES M
                     Statement of Realized Gains and Losses

                                 March 31, 2003

                                   (Unaudited)
                                   -----------



                              March         Year to Date
                              -----         ------------

Realized Gains
--------------

    Long term                   $0                 $0
    Short term                   0                  0
    Short-short term             0                  0
                           --------           --------

Total Gains                      0                  0
                           --------           --------


Realized Losses:
----------------

    Long term                    0                  0
    Short term                   0             (1,900)
                           --------           --------
Total Losses                     0             (1,900)
                           --------           --------


NET REALIZED GAIN (LOSS)
 ON INVESTMENT SECURITIES       $0            ($1,900)
                           ========           ========

    Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC
                             MULTI-STRATEGY SERIES G
                              Financial Statements

                                 March 31, 2003

                                   (Unaudited)
                                   -----------







                                                                            Page

Statement of Assets and Liabilities..........................                 1
Statement of Operations......................................                 2
Statement of Changes in Net Assets...........................                 3
Statement of Realized Gains and Losses.......................                 4

    Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC
                             MULTI-STRATEGY SERIES G
                       Statement of Assets and Liabilities

                                 March 31, 2003

                                   (Unaudited)
                                   -----------




ASSETS
    Investments in funds, at fair value                         $33,592,665
    Cash                                                          4,867,536
    Interest accrued                                                  2,211
    Prepaid expenses and other assets                               239,954
                                                              --------------
                     Total Assets                                38,702,366
                                                              --------------

LIABILITIES
   Management fee payable                                            72,186
   Offering fees                                                     46,342
   Organization payable                                               4,621
   Accrued expenses payable                                         152,550
                                                              --------------
                    Total Liabilities                               275,699
                                                              --------------
                          Net Assets                            $38,426,667
                                                              ==============

Members' Capital-Net Assets

Represented by:
Members' capital at beginning of period                         $31,745,516
Capital contributions                                             6,781,650
Capital withdrawals                                                       0
Net realized gain/loss                                                    0
Accumulated net investment income (loss)                           (182,352)
Accumulated net unrealized appreciation (depreciation)               81,853
                                                              --------------
       Members' Capital-Net Assets                              $38,426,667
                                                              ==============

    Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC
                             MULTI-STRATEGY SERIES G
                             Statement of Operations

                                 March 31, 2003

                                   (Unaudited)
                                   -----------


                                                    March           Year to Date
                                                    -----           ------------
Investment Income
    Dividends                                         $0                   $0
    Interest                                       2,211                4,145
                                               ----------           -----------
      Total Investment Income                      2,211                4,145
                                               ----------           -----------

Expenses
    Operating expenses
       Management fees                            72,186              179,958
       Blue sky fees                               1,476                4,052
       Custodian's fees                            1,444                3,117
       Directors' fees                             1,770                4,862
       Insurance fees                              1,476                4,052
       Audit fees                                 32,327               37,500
       Out-of-pocket fees                             74                  203
       Organizational expenses                    10,632               30,868
       Marketing  fees                             7,378               38,851
       Offering fees                              15,483               42,860
       Tax expenses                               20,959               25,000
       Legal fees                                  4,181               11,481
       Prepaid fees                                  934                2,712
       Printing fees                                 147                  405
       Admin. expenses                             9,814               23,672
       Misc. expenses                              4,282                6,000
                                               ----------           -----------
        Total operating expenses                 184,563              415,593
                                               ----------           -----------

          Net Investment income (loss)          (182,352)            (411,448)
                                               ----------           -----------

Realized and unrealized gain (loss) on
   investments
   Net change in unrealized appreciation
     (depreciation) on investments                81,853              227,165
Net realized gain (loss) on
   investments                                         0               (2,650)
                                               ----------           -----------
Net realized and unrealized gain (loss)
     on investments                               81,853              224,515
                                               ----------           -----------
   Increase (decrease) in Members'
     capital derived from investment
     activities                                ($100,499)           ($186,933)
                                               ==========           ===========

    Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC
                             MULTI-STRATEGY SERIES G
                       Statement of Changes in Net Assets

                                 March 31, 2003

                                   (Unaudited)
                                   -----------


                                                    March          Year to Date

From investment activities
    Net investment income (loss)                  ($182,352)        ($411,448)
    Net change in unrealized appreciation
      (depreciation) on investments                  81,853           227,165
    Net realized gain (loss) on investments               0            (2,650)
                                               -------------     -------------
    Increase (decrease) in Members' capital
      derived from investment activities           (100,499)         (186,933)
                                               -------------     -------------
Members' capital transactions
  Capital contributions                           6,781,650        38,613,600
  Capital withdrawals                                     0                 0
                                               -------------     -------------
   Increase (decrease) in Members' capital
      derived from transactions                   6,781,650        38,613,600

Members' capital at beginning of period          31,745,516                 0
                                               -------------     -------------
Members' capital at end of period               $38,426,667       $38,426,667
                                               =============     =============

    Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC
                             MULTI-STRATEGY SERIES G
                     Statement of Realized Gains and Losses

                                 March 31, 2003

                                   (Unaudited)
                                   -----------







                                 March             Year to Date
                                 -----             ------------
Realized Gains

    Long term                       $0                    $0
    Short term                       0                     0
    Short-short term                 0                     0
                           ------------              ----------
Total Gains                          0                     0
                           ------------              ----------



 Realized Losses:

    Long term                        0                     0
    Short term                       0                (2,650)
                           ------------              ----------
Total Losses                         0                (2,650)
                           ------------              ----------

NET REALIZED GAIN (LOSS)
    ON INVESTMENT SECURITIES        $0               ($2,650)
                           ============              ==========